AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
EXECUTIVE ADVANTAGESM
GROUP FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JANUARY 26, 2009
TO POLICY PROSPECTUS, AS SUPPLEMENTED

          American International Life Assurance Company of New York (the "Company") is amending its variable universal life insurance policy prospectus (the "Policies") for the purpose of providing you with information regarding the proposed mergers of:

          (i)         the J.P. Morgan Series Trust II (the "Series Trust II") Mid Cap Value Portfolio
                      ("Series Trust II Mid Cap Value Portfolio") into the JPMorgan Insurance Trust
                      (the "Insurance Trust") Diversified Mid Cap Value Portfolio ("Diversified Mid
                      Cap Value Portfolio") and
          (ii)        the Series Trust II Small Company Portfolio ("Small Company Portfolio") into the Insurance Trust Small Cap Equity Portfolio ("Small Cap Equity Portfolio")
                      (both mergers referred to collectively hereinafter as the "Mergers").

          With respect to the Mergers, it is anticipated that the Series Trust II Mid Cap Value Portfolio and the Small Company Portfolio, respectively, will be the accounting and performance information survivors of each of the Mergers. The Series Trust II Mid Cap Value Portfolio ceased to be available as an investment option (i) for new Polices effective December 16, 2005 and (ii) for existing Policies for any purpose except the right to transfer to other available investment options in the Policies effective May 1, 2006.

          The Company has received notification that the Boards of Trustees of the Insurance Trust and the Series Trust II have approved the proposed merger transactions. The Mergers are subject to a number of conditions, including approval by shareholders at a meeting expected to be held on or about April 1, 2009. No merger is contingent upon the approval of any other merger. The Mergers, if approved by the shareholders of Series Trust II Mid Cap Value Portfolio and Small Company Portfolio, respectively, are expected to close on or about April 24, 2009 ("Closing Date").

          On the Closing Date, the Insurance Trust Diversified Mid Cap Value Portfolio and Insurance Trust Small Cap Equity Portfolio will become available as investment options under the Policies.

          After 4:00 p.m. Central Time ("CT") on the Closing Date, all Policy owner accumulation values in the Series Trust II Mid Cap Value Portfolio and the Small Company Portfolio investment options will be automatically transferred into the Insurance Trust Diversified Mid Cap Value Portfolio and Insurance Trust Small Cap Equity Portfolio investment options, respectively.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations into or out of the Series Trust II Mid Cap Value Portfolio (as applicable due to the restriction discussed in the first paragraph above) or the Small Company Portfolio after 4:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 4:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          Also after 4:00 p.m. CT on the Closing Date, the names of each of the Diversified Mid Cap Value Portfolio and the Small Cap Equity Portfolio will change to the Insurance Trust Mid Cap Value Portfolio and Insurance Trust Small Cap Core Portfolio, respectively (if each of the Mergers is approved).

          After the change in the underlying Insurance Trust Mid Cap Value Portfolio, the Policy owner may retain any investment in this Portfolio, but cannot use such portfolio for any other purpose except to transfer to other available investment options in the Policies (due to the restriction as discussed in the first paragraph above).

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the names of the Series Trust II Mid Cap Value Portfolio and Small Company Portfolio investment options, respectively.

          If you have any questions, please contact our Administrative Center at 1-302-594-2352.